DERIVATES AND HEDGING	6 Months Ended
Jun. 30, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES AND HEDGING
NOTE 4:	DERIVATIVES AND HEDGING

The Company enters into option contracts and forward contracts to hedge certain transactions denominated in foreign currencies. The purpose of the Company's foreign currency hedging activities is to protect the Company from risk that the eventual dollar cash flows from international activities will be adversely affected by changes in the exchange rates. The Company's option and forward contracts do not qualify as hedging instruments under ASC 815, "Derivatives and hedging". Changes in the fair value of option strategies are reflected in the consolidated statements of income as financial income or expense.

In the six-month period ended June 30, 2015, the Company entered into option strategies contracts in the notional amount of $3,250, and entered into forward contracts in the notional amounts of $ 18,894, in order to protect against foreign currency fluctuations.

As of December 31, 2014 and June 30, 2015 the Company had outstanding options and forward contracts, in the notional amounts of $25,772 and $21,984, respectively.

In the six-month periods ended June 30, 2014 and 2015, the Company recorded (expenses)/profits of $(156) and $41, respectively, with respect to the above transactions, presented in the statements of income as financial income or expense, net.